UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 10, 2014, Thomas L. Aller notified the Board of Directors of Interstate Power and Light Company (“IPL”) that he will retire from his position as President of IPL, effective on March 31, 2014. Also on February 10, 2014, Mr. Aller notified the Board of Directors of Alliant Energy Corporation (“AEC”) and Wisconsin Power and Light Company (“WPL”) that he will retire from his positions as Senior Vice President-Operations Support of AEC and WPL, effective on March 31, 2014.

(c) On February 11, 2014, the Board of Directors (the “Board”) of IPL appointed Douglas R. Kopp, 60, as President of IPL effective April 1, 2014. Also on February 11, 2014, the Board of AEC, IPL and WPL appointed Mr. Kopp Senior Vice President effective March 1, 2014. Mr. Kopp will transition into his duties as President of IPL during the period from March 1, 2014 to April 1, 2014. Mr. Kopp served as Vice President-Environmental Affairs of AEC, IPL and WPL since 2013, Director-Environmental Affairs of AEC, IPL and WPL from 2011 to 2013, Plant Manager of IPL’s Prairie Creek Generating Station in 2010, Plant Manager of IPL’s Sutherland Generating Station from 2009 to 2010, and Plant Manager of IPL’s Sixth Street Generating Station from 2006 to 2010. Prior to that, Mr. Kopp held positions at AEC, IPL and WPL in the areas of economic development, customer service and regulatory pricing.

As a result of Mr. Kopp becoming Senior Vice President of AEC, IPL and WPL, and President of IPL, his base salary will increase to $265,000 effective as of March 1, 2014, his target percentage under the Company’s 2014 Management Performance Pay Plan will increase to 45% of base salary, and his long-term incentive target percentage for performance-based equity awards made in 2014 will increase to 70% of base salary. No other changes were made to Mr. Kopp’s compensation and Mr. Kopp did not enter into an employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: February 11, 2014	By:	/s/ James H. Gallegos
James H. Gallegos
Senior Vice President and General Counsel

INTERSTATE POWER AND LIGHT COMPANY

Date: February 11, 2014	By:	/s/ James H. Gallegos
James H. Gallegos
Senior Vice President and General Counsel

WISCONSIN POWER AND LIGHT COMPANY

Date: February 11, 2014	By:	/s/ James H. Gallegos
James H. Gallegos
Senior Vice President and General Counsel

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